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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 2005

                             METAL MANAGEMENT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



             DELAWARE                                0-14836                                  94-2835068
------------------------------------    -----------------------------------    -----------------------------------------
  (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)
          INCORPORATION)

        500 N. DEARBORN STREET, SUITE 405, CHICAGO, IL                                    60610
---------------------------------------------------------------    -----------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                     (ZIP CODE)


                                 (312) 645-0700
          ------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 2, 2005, Metal Management, Inc. (the "Company") issued a press release announcing its financial results for the Company's third quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. The attached press release can also be accessed on the Company's website at www.mtlm.com.

         The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for any purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

          99.1 Press Release, dated February 2, 2005, issued by Metal Management, Inc.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      METAL MANAGEMENT, INC.


DATE: February 2, 2005                By: /s/    Robert C. Larry
                                          --------------------------------------
                                          Robert C. Larry
                                          Executive Vice President, Finance,
                                          Chief Financial Officer,
                                          Treasurer and Secretary



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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


     EXHIBIT
     NUMBER                DESCRIPTION
     ------                -----------

      99.1        Press Release, dated February 2, 2005, issued by Metal
                  Management, Inc.
